UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2007 (September 20, 2007)
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission	(IRS Employer
File Number)	Identification No.)

2540 Mission College Boulevard, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 20, 2007, Transmeta Corporation, a Delaware corporation (“Transmeta”), entered into a Placement Agency Agreement (the “Placement Agency Agreement”), by and between Transmeta and A.G. Edwards & Sons, Inc., as placement agent, relating to the issuance and sale by Transmeta of up to 2,000,000 shares of its common stock, par value $0.00001 per share (“Common Stock”), and warrants to purchase up to an aggregate of 1,000,000 shares of Common Stock at an initial exercise price of $9.00 per share (“Warrants” and, together with the Common Stock, the “Units”) to the signatories to the Subscription Agreements (as defined below) at a price of $6.40 per Unit. The five-year Warrants will not be exercisable prior to six months after issuance, and will include provisions providing for adjustments to the number of shares exercisable thereunder upon stock dividends, stock splits, and similar events. A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.
     In connection with the offering, Transmeta entered into subscription agreements, dated September 20, 2007 (the “Subscription Agreements”), by and between Transmeta and the investor signatories thereto. The form of Subscription Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.
     A.G. Edwards & Sons, Inc. acted as placement agent for the offering and will receive placement fees equal to 6% of the gross purchase price of the Units (excluding any consideration that may be paid in the future upon exercise of the Warrants).
     Transmeta is making the offering and sale of the Units pursuant to a shelf registration statement on Form S-3 (Registration No. 333-144476) declared effective by the Securities and Exchange Commission on July 20, 2007.
Safe Harbor Statement
     This current report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this current report, and we will not necessarily provide updates of our projections or other forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from our actual results or future events. Important risks include satisfaction of the closing conditions to the financing, whether or not Transmeta will consummate the financing, the expected timetable for completing the financing, the anticipated use of proceeds, unanticipated changes in the securities market and competitive conditions. We urge investors to review our filings with the Securities and Exchange Commission, including our most recent reports on Forms 10-K, 10-Q and 8-K, which describe these and other important risk factors that could have an adverse effect on our results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Item 8.01 Other Events.
     On September 21, 2007, Transmeta issued a press release with respect to the pricing of its offer and sale of the Units. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Title or Description
1.1	Placement Agency Agreement, dated as of September 20, 2007, by and between Transmeta and A.G. Edwards & Sons, Inc.

4.1	Form of Warrant.

5.1	Opinion of Fenwick & West LLP.

10.1	Form of Subscription Agreement, dated as of September 20, 2007, between Transmeta and the investor signatories thereto.

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).

99.1	Press Release issued by Transmeta on September 21, 2007 announcing the pricing of its offering.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: September 21, 2007	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description
1.1	Placement Agency Agreement, dated as of September 20, 2007, by and between Transmeta and A.G. Edwards & Sons, Inc.

4.1	Form of Warrant.

5.1	Opinion of Fenwick & West LLP.

10.1	Form of Subscription Agreement, dated as of September 20, 2007, between Transmeta and the investor signatories thereto.

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).

99.1	Press Release issued by Transmeta on September 21, 2007 announcing the pricing of its offering.